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                                                                   Exhibit 10.20

                EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------

         This Eighth Amendment to Loan and Security Agreement ("Amendment") is made as of the 30th day of March, 2005 by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company (successor by merger to LASALLE BUSINESS CREDIT, INC.) ("Lender"), Two Commerce Square, Suite 2610, 2001 Market Street, Philadelphia, PA 19103, and STONEPATH GROUP, INC., a Delaware
corporation ("Stonepath"), CONTRACT AIR, INC., a Minnesota corporation ("Contract Air"), DISTRIBUTION SERVICES, INC., a Minnesota corporation ("Distribution Services"), GLOBAL CONTAINER LINE, INC., a Washington corporation ("Global Container"), M.G.R., INC., d/b/a AIR PLUS LIMITED, a Minnesota corporation ("Air Plus"), NET VALUE, INC., a Delaware corporation ("Net Value"), STONEPATH LOGISTICS DOMESTIC SERVICES, INC., a Delaware corporation ("Logistics"), STONEPATH LOGISTICS GOVERNMENT SERVICES, INC., f/k/a Transport Specialists, Inc., a Virginia corporation ("Government Services"), STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., a Delaware corporation ("International Services I"), STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., f/k/a Global Transportation Services, Inc., a Washington corporation ("International Services II"), STONEPATH OFFSHORE HOLDINGS, INC., a Delaware corporation ("Offshore Holdings"), STONEPATH OPERATIONS INC., a Delaware corporation ("Operations"), and UNITED AMERICAN ACQUISITIONS AND MANAGEMENT, INC. d/b/a UNITED AMERICAN FREIGHT SERVICES, INC., a Michigan corporation ("United American", and together with Stonepath, Contract Air, Distribution Services, Global Container, Air Plus, Net Value, Logistics, Government Services, International Services I, International Services II, Offshore Holdings and Operations are referred to herein collectively as the "Loan Parties" and each individually as an "Loan Party").

                                   BACKGROUND

         A. Loan Parties and Lender are parties to a certain Loan and Security Agreement dated May 15, 2002 (as it may heretofore have been or may hereafter be from time to time modified, amended, restated or replaced, the "Loan Agreement"), pursuant to which Loan Parties established certain financing arrangements with Lender. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement. The Loan Agreement and all of the Other Agreements are referred to herein collectively as the "Initial Loan Documents".

         B. Loan Parties and Lender have agreed that certain modification should be made to the terms and provisions of the Loan Agreement on the terms and conditions set forth in and according to the provisions of this Amendment.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

         1. Confirmation of Indebtedness. Loan Parties confirm and agree that as of the close of business on March 30, 2005, they are indebted to Lender under the Loan Documents, without any deduction, defense, setoff, claim or counterclaim of any nature whatsoever, in the aggregate principal amount of $13,493,600 comprised of: (a) $13,343,600 outstanding with respect to the Revolving Credit Loans and (b) $150,000 outstanding with respect to outstanding Letters of Credit, plus all accrued interest, fees, costs and expenses (including attorneys' fees) incurred to date in connection with the Loan Agreement and related agreements.

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         2. Amendments to Loan  Agreement.  The Loan Agreement is hereby amended as follows:

                  (a)  Amendment  of  Termination  Date.  The first  sentence of
Section 10 of the Loan Agreement (as previously amended) shall be amended by deleting the date "January 31, 2006" in the second line of such section and replacing it with "May 31, 2006."

                  (b) The borrowing availability reserve ("Special Availability Reserve") set forth in paragraph 5(a) of that certain Seventh Amendment to Loan and Security Agreement dated as of November 17, 2004 among the parties hereto ("Seventh Amendment") is hereby increased from $2,500,000 to $2,750,000.

                  (c) Loan Parties covenant and agree that they shall at all times have Undrawn Availability of at least $1,500,000.

         3. Additional Facility Fee. Loan Parties covenant and agree that, in consideration for the accommodations and amendments provided for herein, Loan Parties shall pay to Lender an additional facility fee ("Additional Facility Fee") equal to $50,000 contemporaneously with the execution hereof, which such fee shall be nonrefundable.

         4. Capital Injection.

                  (a) Loan Parties covenant and agree that Stonepath will receive a capital injection, in cash, (as equity or subordinated indebtedness under terms and agreements acceptable to Lender) of at least $5,000,000 ("Required Capital Injection") by no later than April 30, 2005.

                  (b) If the Required Capital Injection is not received by April 30, 2005, the Special Availability Reserve shall then be automatically and permanently increased from $2,750,000 to $3,000,000 and a special facility fee of $100,000 will then be automatically and unconditionally earned by Lender on May 1, 2005. The Special Availability Reserve shall be further automatically and permanently increased by $250,000 on each of May 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006 and (ii) a further special facility fee of $100,000 shall be automatically and unconditionally earned by Lender on each of June 1, 2005, July 1, 2005, October 1, 2005, January 1, 2006 and April 1, 2006 if the Required Capital Injection has not been received by Stonepath prior to the respective applicable date set forth.

                  (c) If (and regardless of when) the Required Capital Injection is received by Stonepath, the Special Availability Reserve shall in any event be automatically and permanently increased by $250,000 on each of August 31, 2005, November 30, 2005 and February 28, 2006 and a further special facility fee of $100,000 shall be automatically and unconditionally earned by Lender on each of September 1, 2005, December 1, 2005 and March 1, 2006.

                  (d) To the extent the fees described in this paragraph are earned by Lender according to the terms hereof, each such fee shall be due and payable on the respective date earned. Each and every fee earned by Lender pursuant to this paragraph shall be nonrefundable and in addition to, and not in lieu of or substitution for, any other fee at any time earned by or payable to Lender pursuant to the terms of the Loan Agreement. Loan Parties expressly acknowledge and agree that the fees described in this Agreement have been specifically negotiated by the parties and shall, as applicable, be earned by


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Lender in consideration of accommodations  being made to the Loan Parties by and the credit risk undertaken by the Lender under this Amendment.

         5. Representations and Warranties. Each Loan Party represents and warrants to Lender that:

                  (a) All warranties and representations made to Lender under the Loan Agreement and related agreements and documents are true and correct as to the date hereof.

                  (b) The execution and delivery by each Loan Party of this Amendment and the performance by each such Loan Party of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, or of any law, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Loan Party or under the articles or certificate of incorporation or bylaws or other corporate governance document of any such Loan Party.

                  (c) This Amendment and any related agreement or document will be valid and binding on and enforceable against each Loan Party in accordance with its respective terms.

         6. Collateral. As security for the payment of all Liabilities now or in the future existing, each Loan Party hereby confirms and agrees that all security interests and liens granted to Lender by any one of them continue in full force and effect and shall continue to secure all such Liabilities. All Collateral remains free and clear of any liens other than Permitted Liens. Nothing herein contained is intended in any way to impair or limit the validity, priority and extent of the existing security interest of Lender in and liens upon the Collateral of any Loan Party.

         7. Effectiveness Conditions. This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Lender and Lender's counsel):

                  (a) Execution and delivery of this Amendment by all parties hereto;

                  (b) Delivery of (i) an incumbency certificate from the secretary or other appropriate officer of each Loan Party certifying the name, title and signature of the officer of each such Loan Party executing this Amendment on behalf of such party and (ii) a copy of the resolutions and/or written actions or consents of the boards of directors of each Loan Party authorizing the execution of this Amendment and the performance of the transactions contemplated hereby, certified as complete and correct and in full force and effect by the secretary or other appropriate officer of each such Loan Party;

                  (c) Payment to Lender of the Additional Facility Fee required to be paid on the date hereof plus all fees and expenses (specifically including attorneys' fees) incurred in relation to the preparation and execution of this Amendment; and

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                  (d) Execution and/or delivery of any and all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof.

         8. Ratification of Initial Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment. No modification hereof shall be binding or enforceable unless in writing and signed by the party against whom enforcement is sought.

         9. Governing Law. THIS AMENDMENT, AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM, SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA (WITHOUT REGARD TO PENNSYLVANIA'S OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS) AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE COMMONWEALTH OF PENNSYLVANIA, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED. If any provision of this Amendment shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Amendment.

         10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall bind the parties hereto.



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         IN WITNESS WHEREOF, the parties have executed this Eighth Amendment to
Loan and Security Agreement the day and year first written above.

                             LENDER:
                             LASALLE BUSINESS CREDIT, LLC

                             By: /s/ William H. Moul, Jr.
                                --------------------------------
                                 Name: William H. Moul, Jr.
                                 Title:   Vice President

                             LOAN PARTIES:
                             STONEPATH GROUP, INC.

                             CONTRACT AIR, INC.

                             DISTRIBUTION SERVICES, INC.

                             GLOBAL CONTAINER LINE, INC.

                             M.G.R. INC., d/b/a AIR PLUS LIMITED

                             NET VALUE, INC.

                             STONEPATH LOGISTICS DOMESTIC SERVICES, INC.

                             STONEPATH LOGISTICS GOVERNMENT SERVICES, INC., f/k/a Transport Specialists, Inc.

                             STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC, a Delaware Corporation

                             STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., f/k/a/ Global Transportation Services, Inc., a Washington Corporation

                             STONEPATH OFFSHORE HOLDINGS, INC.

                             STONEPATH OPERATIONS, INC.

                             UNITED AMERICAN ACQUISITIONS AND MANAGEMENT, INC. d/b/a UNITED AMERICAN FREIGHT SERVICES, INC.

                             BY:/s/ Robert Arovas
                                --------------------------
                                    Name:  Robert Arovas
                                    Title: President

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